EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trutankless, Inc. (the "Company") on Form 10-Q for the fiscal period ended March 31, 2022 (the "Report"), I, Michael Stebbins, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: May 10, 2023

By:	/s/ Michael Stebbins
Principal Executive Officer and
Principal Financial Officer

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14646 North Kierland Boulevard, Suite 270, Scottsdale, AZ 85254